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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 29, 2004

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                      76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                              1800 West Loop South
                                    Suite 500
                              Houston, Texas 77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective October 27, 2004, Mr. Richard L. China resigned from his position as a director on the Integrated Electrical Services, Inc.'s (the "Company") Board of Directors. Mr. China's departure was not due to disagreements with the Company's officers or directors relating to any of the Company's operations, policies, or practices.



SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE

On October 28, 2004, Integrated Electrical Services, Inc. (the "Company") issued a press release announcing the status of certain SEC filings, updates for the Company's fiscal fourth quarter outlook and a strategic realignment. See related press release dated October 28, 2004 included herein as Exhibit 99.1.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS



           (C)  Exhibits

                Exhibit No.     Description
                -----------     -----------

                99.1            Press Release dated October 28, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       INTEGRATED ELECTRICAL SERVICES, INC.



                                       By: /s/ David A. Miller
                                          --------------------------------------
                                          David A. Miller
                                          Vice President and
                                          Chief Accounting Officer


Dated: October 29, 2004



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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.1               Press Release dated October 28, 2004